Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: February 1, 2023

For and on behalf of

Oaktree AIF (Cayman) GP Ltd.

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Thomas Casarella
Name: Thomas Casarella
Title: Authorized Signatory

By:	/s/ Hank Sneddon
Name: Hank Sneddon
Title: Authorized Signatory

Oaktree Fund AIF Series (Cayman), L.P. – Series N

By: Oaktree AIF (Cayman) GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Thomas Casarella
Name: Thomas Casarella
Title: Authorized Signatory

By:	/s/ Hank Sneddon
Name: Hank Sneddon
Title: Authorized Signatory

WH Topco, L.P.

By:	/s/ Yehuda Shmidman
Name: Yehuda Shmidman
Title: Chief Executive Officer and Managing Member

WH Holdco, LLC

By:	/s/ Yehuda Shmidman
Name: Yehuda Shmidman
Title: Chief Executive Officer and Managing Member

WH Intermediate, LLC

By:	/s/ Yehuda Shmidman
Name: Yehuda Shmidman
Title: Chief Executive Officer and Managing Member

WH Borrower, LLC

By:	/s/ Yehuda Shmidman
Name: Yehuda Shmidman
Title: Chief Executive Officer and Managing Member

Yehuda Shmidman

By:	/s/ Yehuda Shmidman
Name: Yehuda Shmidman
Title: Chief Executive Officer

Thomas Casarella

By:	/s/ Thomas Casarella
Name: Thomas Casarella
Title: Managing Member

Hank Sneddon

By:	/s/ Hank Sneddon
Name: Hank Sneddon
Title: Managing Member

Chris Pucillo

By:	/s/ Chris Pucillo
Name: Chris Pucillo
Title: Managing Member